Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 12 – Commitments and Contingencies

Guaranty provided for related party

The Company provided a guaranty on behalf of Forasen Group’s bank loan of RMB19,350,000 (equivalent to $3,152,115) on June 25, 2012 by pledging the Company’s building with a net book value of approximately $8.4 million as collateral for these loans. The loan was repaid in 2014.

The Company provided a guaranty on behalf of Forasen Group’s bank loan of RMB 20,000,000 (equivalent to $3,258,000) on April 15, 2014 and renewable bankers acceptance notes of RMB35,100,000 (equivalent to $5,717,790) on April 8, 2014 by pledging the Company’s building with a net book value of approximately $8.0 million as collateral for the loan and notes. The guaranty on the bank loan will expire in June 2015 and the guaranty on the renewable bankers acceptance notes will expire in April 2017.